AVESTA TRUST

                    Supplement dated September 25, 1997 to
                        Prospectus dated April 30, 1997

     The Supervisory Committee of the AVESTA Trust (the "Trust") has authorized, upon the recommendation of Texas Commerce Bank National Association ("TCB"), the Trustee of the Trust, the filing of a preliminary proxy statement with the Securities and Exchange Commission. The preliminary proxy statement describes a proposal by TCB that holders of units of the Money Market Fund series, Income Fund series, Intermediate Term Bond Fund series, Equity Growth Fund series, Equity Income Fund series, Balanced Fund series, Short-Intermediate Term U.S. Government Securities Fund series, U.S. Government Securities Fund series, Small Capitalization Fund series and Core Equity Fund series of the Trust (collectively, the "Converting Funds") consider approval of the redomiciling and conversion (the "Conversion") of the Trust from a Texas collective investment trust to a Massachusetts business trust ("New Trust"). The Conversion is being proposed to expand the availability of the Trust, which is currently limited to Eligible Retirement Accounts.

     Under the proposal, and, subject to approval of the Conversion by the Participating Trusts of each of the Converting Funds, each Converting Fund would transfer all of its assets and liabilities to ten newly-created investment portfolios of New Trust in exchange for the issuance by New Trust of shares of the respective acquiring investment portfolios. Under the proposal, the value of the shares of each portfolio of New Trust issued in connection with the contemplated transaction would equal the value of the net assets of the corresponding Converting Fund.

     The Supervisory Committee will shortly be considering TCB's proposal.
If the Committee approves the proposal, Participating Trusts will receive a proxy statement requesting them to consider the Conversion at a Special Meeting of Participating Trusts. Due to their relatively small size, TCB has recommended to the Committee that the Risk Manager-Income, Risk Manager-Growth and Risk Manager-Balanced Funds of the Trust not participate in the Conversion. TCB has proposed that these Funds would cease operating by December 31, 1997. If you are a holder of Units in the Risk Manager Funds, you will shortly be contacted to consider the investment options that may be available to you.